SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ____________

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported)  December 27, 1999
                                                        ------------------


                              Level 8 Systems, Inc.
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                   0-26392                       11-2920559
        --------                    -------                     ----------
  (State or Other            (Commission File Number)         (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)


                              8000 Regency Parkway
                              --------------------
                                 Cary, NC  27511
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code  (919) 380-5000
                                                           --------------


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

2

ITEM  7.     FINANCIAL  STATEMENTS,  PRO  FORMA  INFORMATION  AND  EXHIBITS

     Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits set forth in Level 8 Systems, Inc.'s Form 8-K dated December 27, 1999 and filed on January 11, 2000, is hereby amended to read in its entirety as follows:

          (a)     FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

     The financial statements required to be filed were previously reported in Template Software, Inc.'s Annual Report on Form 10-K for the fiscal year ended
December 31, 1998 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, and are incorporated herein by reference.


          (b)     PRO  FORMA  FINANCIAL  INFORMATION

     On December 27, 1999, Level 8 Systems, Inc. ("Level 8" or the "Company") completed its acquisition of Template Software, Inc. ("Template"). Under the terms of the merger agreement, each share of Template common stock was exchanged for $4.00 in cash plus .2838 of a share worth of Level 8 common stock. As of December 24, 1999, there were 5,394,959 shares of Template common stock outstanding. Template stockholders received a total of approximately $21,579,000 in cash and 1,531,089 shares of Level 8 common stock in connection with the acquisition. The total cost of the acquisition was approximately $63,972,000 and has been accounted for by the purchase method of accounting. Additionally, options for approximately 1,124,023 shares of Level 8 common stock were issued in exchange for Template stock options outstanding at the acquisition date.

     In connection with the acquisition, Level 8 obtained a $10 million term loan from a commercial lender. The loan bears interest at the London Interbank Offered Rate plus one percent, payable quarterly, and matures on May 31, 2001. The loan is guaranteed by Liraz Systems, Ltd. ("Liraz"), Level 8's controlling stockholder, in exchange for 60,000 shares of Level 8 common stock. The value of these shares was approximately $1,207,500.

     The following unaudited pro forma combined statement of operations presents the pro forma effect of the acquisition of Template by Level 8 and the debt financing obtained by Level 8 in connection with the acquisition of Template. The pro forma combined statement of operations assumes that the Template business combination took place as of the beginning of the period presented. The unaudited statement of operations for the year ended December 31, 1999 combines Template's unaudited consolidated statement of operations for the period ended December 26, 1999 and Level 8's unaudited consolidated statement of operations for the year ended December 31, 1999. Template's results of operations are included in the historical Level 8 consolidated statement of operations for the year ended December 31, 1999 from the date of acquisition.

     On December 31, 1998, Level 8, as the first step in its acquisition of the entire equity interest in Seer Technologies, Inc., acquired beneficial ownership of approximately 69% of the outstanding voting stock of Seer. On April 15, 1999, the Company completed its cash tender offer for all the outstanding shares of common stock of Seer and acquired the remaining minority interest in Seer on April 30, 1999 by merger. The acquisition of Seer had a material impact on Level 8's business. The pro forma statement of operations includes the effect of the acquisition of the remaining 31% interest in Seer.

     The objective of the combined pro forma financial information is to provide investors with information about the continuing impact of particular completed or probable transactions by indicating how the transactions might have affected historical financial statements had they occurred at an earlier date. The pro forma combined statement of operations is presented for illustrative purposes only and is not necessarily indicative of the results of operations for future periods or the results that actually would have been realized had Level 8 and Template been a combined company during the specified periods.

     Level 8's unaudited balance sheet as of December 31, 1999, reflects the assets and liabilities acquired in the Template acquisition on December 27, 1999.

     Prior to completing the acquisition, Level 8 had determined not to continue with certain non-strategic operations of Template in Germany and Austria. At the time of merger, the Company had entered into an agreement in principle to sell the assets of these operations, principally its consulting workforce and certain lease agreements. Accordingly, these operations have been excluded from the historical operations of Template for the period ended December 26, 1999 for purposes of the pro forma combined statement of operations. As a percentage of revenue, these operations accounted for 40% and 38% of revenue in 1999 and 1998, respectively. Level 8 has recorded the estimated fair value of these operations at the acquisition date based on its estimate of the net future cash flows from the transactions and associated operations through the wind up period. The fair value of the German and Austrian operating liability was estimated at $25,000 and is included in accrued expenses in the balance sheet as of December 31, 1999.


                              Level 8 8-K/A, Page 2

     The pro forma combined statement of operations and the balance sheet presented herein, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Level 8 and Template, including the notes thereto.




          (c)     EXHIBITS



 2.1    Agreement and Plan of Merger, dated October 19, 1999, by and among Level 8 Systems, Inc., TSAC, Inc.
        and Template Software, Inc  (incorporated by reference to Level 8's Form 8-K filed November 5, 1999)

10.1    Promissory Note of Level 8 Systems, Inc., dated December 20, 1999. (incorporated by reference to Level 8's
        Form 8-K filed January 11, 2000)

23.1    Consent of PricewaterhouseCoopers LLP to the incorporation by reference of their report on Template's audited financial statements into Level 8's registration statements.







                              Level 8 8-K/A, Page 3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             LEVEL  8  SYSTEMS,  INC.

     Dated  March  13,  2000                         By:     /s/  Renee  D. Fulk
                                                             -------------------

                                             Renee  D.  Fulk
                                             Chief  Financial  Officer

                              Level 8 8-K/A, Page 4


                               LEVEL 8 SYSTEMS, INC.
                        UNAUDITED CONSOLIDATED BALANCE SHEET
                      (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                      December 31,
                                                                          1999
                                                                     --------------
ASSETS
          Cash and cash equivalents . . . . . . . . . . . . . . . .  $       6,509
          Accounts receivable, less allowance for doubtful accounts
                of $1,150 at December 31, 1999. . . . . . . . . . .         22,199
          Due from related company. . . . . . . . . . . . . . . . .              -
          Notes receivable. . . . . . . . . . . . . . . . . . . . .          2,000
          Prepaid expenses and other current assets . . . . . . . .          5,134
                                                                     --------------

                     Total current assets . . . . . . . . . . . . .         35,842

          Property and equipment, net . . . . . . . . . . . . . . .          5,845
          Intangible assets, net. . . . . . . . . . . . . . . . . .         69,948
          Software development costs, net . . . . . . . . . . . . .         20,488
          Other assets. . . . . . . . . . . . . . . . . . . . . . .          1,458
                                                                     --------------

                     Total assets . . . . . . . . . . . . . . . . .  $     133,581
                                                                     ==============



  LIABILITIES AND STOCKHOLDERS' EQUITY

          Notes payable, due on demand. . . . . . . . . . . . . . .  $       4,996
          Current maturities of loan from related company . . . . .            560
          Current maturities of long-term debt. . . . . . . . . . .            395
          Accounts payable. . . . . . . . . . . . . . . . . . . . .          2,153
          Accrued expenses:
               Compensation . . . . . . . . . . . . . . . . . . . .          3,379
               Restructuring. . . . . . . . . . . . . . . . . . . .            630
               Merger-related . . . . . . . . . . . . . . . . . . .          4,075
               Other. . . . . . . . . . . . . . . . . . . . . . . .          9,129
          Due to related party. . . . . . . . . . . . . . . . . . .             41
          Deferred revenue. . . . . . . . . . . . . . . . . . . . .          9,020
                                                                     --------------

                     Total current liabilities. . . . . . . . . . .         34,378

          Long-term debt, net of current maturities . . . . . . . .         22,202
          Loan from related company, net of current maturities. . .          4,000
          Deferred revenue. . . . . . . . . . . . . . . . . . . . .            780

          Stockholders' equity
               Preferred stock, $0.001 par value. . . . . . . . . .             --
               Common stock, $0.001 par value . . . . . . . . . . .             12
               Additional paid-in-capital . . . . . . . . . . . . .        113,507
               Accumulated other comprehensive income . . . . . . .           (159)
               Accumulated deficit. . . . . . . . . . . . . . . . .        (41,139)
                                                                     --------------

                     Total stockholders' equity . . . . . . . . . .         72,221
                                                                     --------------

                     Total liabilities and stockholders' equity . .  $     133,581
                                                                     ==============



    The accompanying notes are an integral part of the financial statements.

                              Level 8 8-K/A, Page 5

                                                   LEVEL 8 SYSTEMS, INC.
                                   Unaudited Pro Forma Condensed Statement of Operations
                                           For the Year Ended December 31, 1999
                                                      (in thousands)


                                                  Pro Forma                                    Pro Forma
                                                  Adjustments          Level 8                 Adjustments
                                       Level 8      (Note 3)           Adjusted    Template      (Note 3)              Combined
                                       ---------  -------------        ----------  ----------  -------------           -----------

Revenue
 Products . . . . . . . . . . . . . .  $ 16,030   $         --         $  16,030   $   3,050   $         --            $    19,080
 Services . . . . . . . . . . . . . .    36,890             --            36,890      19,007             --                 55,897
                                       ---------  -------------        ----------  ----------  -------------           -----------
  Total revenue . . . . . . . . . . .    52,920             --            52,920      22,057             --                 74,977

Cost of revenue
 Products . . . . . . . . . . . . . .     4,245            426    (d)      4,671       1,052          2,033    (a)           7,756
 Services . . . . . . . . . . . . . .    24,661             --            24,661      15,148             --                 39,809
                                       ---------  -------------        ----------  ----------  -------------           -----------
  Total cost of revenue . . . . . . .    28,906            426            29,332      16,200          2,033                 47,565

Gross profit. . . . . . . . . . . . .    24,014           (426)           23,588       5,857         (2,033)                27,412

Operating expenses
 Research and product development . .     6,796             --             6,796       2,157             --                  8,953
 Purchased research and development .     2,944             --             2,944          --         (2,200)   (f)             744
 Selling, general and administrative.    18,831             --            18,831      17,876             --                 36,707
 Amortization of goodwill . . . . . .     6,959            (17)(d)         6,942          --           7,312   (a)          14,254
 Restructuring charges. . . . . . . .       383             --               383          --           (383)   (f)              --
                                       ---------  -------------        ----------  ----------  -------------           -----------
  Total operating expenses. . . . . .    35,913            (17)           35,896      20,033           4,729                60,658

Loss from operations. . . . . . . . .   (11,899)          (409)          (12,308)   (14,176)         (6,762)              (33,246)

Interest income . . . . . . . . . . .       579             --               579           1             --                    580
Interest and other expense. . . . . .    (2,742)            --            (2,742)     (1,068)        (1,572)   (b,(c)      (5,382)
Net foreign currency gains/(losses) .      (695)            --              (695)         --             --                  (695)
                                       ---------  -------------        ----------  ----------  -------------           -----------
                                         (2,858)            --            (2,858)     (1,067)        (1,572)                (5,497)

Netloss before taxes. . . . . . . . .   (14,757)          (409)          (15,166)    (15,243)        (8,334)              (38,743)

Income tax provision/(benefit). . . .       720             --               720      (1,347)         1,347    (e)             720
                                       ---------  -------------        ----------  ----------  -------------           -----------

Pro forma net loss from continuing
Operations. . . . . . . . . . . . . .  $(15,477)  $       (409)        $ (15,886)  $ (13,896)  $     (9,681)           $  (39,463)
                                       =========  =============        ==========  ==========  =============           ===========


Pro forma loss per share,
Basic and diluted . . . . . . . . . .                                                                                  $    (3.78)
                                                                                                                       ===========

Pro forma weighted average shares
Outstanding, basic and diluted. . . .                                                                                       10,553
                                                                                                                       ===========



                                 The accompanying notes are an integral part of the financial statements.

                              Level 8 8-K/A, Page 6

                              LEVEL 8 SYSTEMS, INC.
                Notes to Unaudited Pro Forma Financial Statements
                    (in thousands, except per share amounts)


NOTE  1.     BASIS  OF  PRESENTATION

     The unaudited balance sheet reflects the financial position of Level 8 and Template after the recording of the acquisition of Template and closing of the related financing which took place on December 27, 1999 and December 20, 1999, respectively.

     The pro forma combined statement of operations assumes the business combination took place as of the beginning of the period presented. The statement of operations for the year ended December 31, 1999 combines Template's consolidated statement of operations for the period ended December 26, 1999 and Level 8's consolidated statement of operations for the year ended December 31, 1999. Template's results of operations are included in the unaudited historical Level 8 consolidated statement of operations for the year ended December 31, 1999 from the date of acquisition.

     Level 8 pro forma adjustments in 1999 are to record the increase in amortization of goodwill and purchased software based on the assumption that the purchase of the remaining 31% of Seer's outstanding voting stock occurred before January 1, 1999.

     On a combined basis there were no material transactions between Template and Level 8 during the periods presented.

     There are no material differences between the accounting policies of Template and Level 8.



NOTE  2.     GENERAL


     On December 27, 1999, the Company acquired Template Software, Inc. ("Template"). Under the terms of the agreement, Level 8 purchased 5,394,959 shares of Template common stock for $21,579 in cash and 1,531,089 shares of Level 8 common stock. Additionally, Level 8 also issued stock options exercisable for 1,124,023 shares of the Company's common stock to assume all of the outstanding Template stock options. The total cost of the acquisition was $63,972 and has been accounted for by the purchase method of accounting. The operations of Template are included in the Company's consolidated results of operations from the date of acquisition.

     The purchase price was allocated to the assets acquired and liabilities assumed based on the Company's estimates of fair value at the acquisition date. The fair value assigned to intangible assets acquired was based on a valuation prepared by an independent third-party appraisal company of the purchased in-process research and development, developed technology, and assembled workforce of Template. The purchase price exceeded the amounts allocated to tangible and intangible assets acquired less liabilities assumed by approximately $44,371. This excess of the purchase price over the fair values of assets acquired less liabilities assumed was allocated to goodwill.

     Prior to completing the acquisition, the Company had determined not to continue with certain non-strategic operations of Template in Germany and Austria. At the time of merger, the Company had entered into an agreement in principle to sell the assets of these operations, principally its consulting workforce and certain lease agreements. Accordingly, the Company has recorded the estimated fair value of these operations at the acquisition date based on its estimate of the net future cash flows from the transactions and associated operations through the wind up period. The fair value of the German and Austrian operating liability was estimated at $25 and will be adjusted prospectively as this estimate changes.

                              Level 8 8-K/A, Page 7

The  cost  of  the  acquisition  was  allocated  as  follows:



Cash. . . . . . . . . . . . . . . . . . . . .  $   160
Accounts receivable . . . . . . . . . . . . .    6,123
Prepaid expenses and other current assets . .      597
Property and equipment. . . . . . . . . . . .    4,183
Capitalized software and developed technology   12,200
In-process research and development . . . . .    2,200
Goodwill and other intangibles. . . . . . . .   47,291
Other assets. . . . . . . . . . . . . . . . .      431
Assets held for resale. . . . . . . . . . . .      (25)
Accounts payable. . . . . . . . . . . . . . .     (668)
Accrued expenses and other liabilities. . . .   (6,445)
Deferred revenue. . . . . . . . . . . . . . .     (439)
Deferred tax liability. . . . . . . . . . . .   (1,476)
Long-term debt. . . . . . . . . . . . . . . .     (160)
                                               --------

Cost of net assets acquired . . . . . . . . .  $63,972
                                               ========


Approximately $2,200 of the purchase price represents purchased in-process research and development that had not yet reached technological feasibility and had no alternative future use. Accordingly, this amount was immediately expensed in the Consolidated Statement of Operations upon consummation of the acquisition. The value assigned to in-process research and development, based on a valuation prepared by an independent third-party appraisal company, was determined by identifying research projects in areas for which technological feasibility had not been established. The efforts considered included projects related to Template's Enterprise Integration Template("EIT") product ($1,298), and projects related to new versions of Template's Business Process Template ("BPT") product ($902). The value of the in-process projects was adjusted to reflect the relative value and contributions of the required research and development. In doing so, consideration was given to the stage of completion, the difficulty of completing the remaining development costs already incurred, and the projected cost to complete the projects. The discount rate included a factor that takes into account the uncertainty surrounding successful development of the purchased in-process research and development.


NOTE  3.     PRO  FORMA  ADJUSTMENTS

(a)               Adjustments are to record annual amortization of intangible assets resulting from the allocation of purchase
                  price, as discussed in Note 2.   The estimated useful life of the intangible assets is considered to range from three  to seven years.  The estimated annual amortization charge to income related to developed technology resulting  from the purchase described above approximates $2,033.  The estimated annual amortization charge to income related to goodwill and other intangible assets resulting from the purchase described above approximates
                  $7,312.  These charges are reflected in the pro forma combined statements of income.


(b)               Adjustments are to record interest expense incurred by Level 8 on the 10 million loan obtained in connection with the acquisition.  The amount of interest expense incurred by Level 8 is computed assuming the funds were received on January 1, 1999 and utilizing the current LIBOR rate plus one percent.


(c)               Adjustments are to record the amortization of the loan guaranty cost for the 60,000 shares issued to Liraz
                  Systems, Ltd. in exchange for their guarantee of the loan to finance the acquisition.  The cost of the guarantee is being amortized over the term of the loan, which matures on May 31, 2001.


(d)               Adjustments are to record the increase in amortization of goodwill and purchased software based on the assumption that the purchase of the remaining 31% of Seer's outstanding voting stock occurred before January 1,
                  1999.

                              Level 8 8-K/A, Page 8

(e)               Adjustments are to eliminate the income tax benefit previously recorded by Template during 1999.


(f)               Adjustments are to remove non-recurring items that are directly attributable to the transaction as per SEC guidelines.

NOTE  4.     PRO  FORMA  EARNINGS  PER  COMMON  SHARE

     The unaudited pro forma combined basic earnings per share data is computed by providing pro forma combined income per share by the weighted average number of common shares outstanding and the issuance of 1,531,089 shares of common stock to Template stockholders and 60,000 shares of common stock to Liraz in exchange for guarantee on the financing. Diluted earnings (loss) per share is not presented as the inclusion of options and other common stock equivalents outstanding would be anti-dilutive. Potentially dilutive securities outstanding during the period presented for 1999 include preferred stock, stock options, and stock warrants.

                              Level 8 8-K/A, Page 9